                       SECURITY AND PLEDGE AGREEMENT

         SECURITY AND PLEDGE AGREEMENT (the "AGREEMENT"), dated as of March 6, 2001, by and among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "BORROWER"), and each of the subsidiaries of the Borrower that is party hereto (collectively with the Borrower, the "GRANTORS"), each a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, and THE CHASE MANHATTAN BANK, as agent (in such capacity, the "AGENT") for the lenders (the "DIP LENDERS") party to the DIP Credit Agreement (as hereinafter defined):

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Agent, the DIP Lenders and the Grantors are entering into a Revolving Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "DIP CREDIT AGREEMENT"); and

         WHEREAS, unless otherwise defined herein, terms defined in the DIP Credit Agreement are used herein as therein defined; and

         WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit that the Grantors shall have granted a security interest, pledge and lien on (x) all cash and cash equivalents maintained in the Letter of Credit Account pursuant to section 364(c)(2) of the Bankruptcy Code and (y) all of the Grantors' assets and properties and the proceeds thereof pursuant to sections 364(c)(3) and 364(d)(1) of the Bankruptcy Code; and

         WHEREAS, the grant of such security interest, pledge and lien has been authorized pursuant to sections 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code by the Interim Order, and, after the entry thereof, will have been so authorized by the Final Order (collectively, the "ORDERS"); and

         WHEREAS, to supplement the Orders, without in any way diminishing or limiting the effect of the Orders or the security interest, pledge and lien granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interest, pledge and lien; and

     WHEREAS, the Orders authorize the Grantors to execute, deliver and perform this agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the DIP Lenders to make Loans and issue Letters of Credit, the Grantors hereby agree with the Agent as follows:

         SECTION 1. GRANT OF SECURITY AND PLEDGE. In order to secure the full and punctual payment of the Obligations, each of the Grantors hereby transfers, grants, bargains, sells, conveys, hypothecates, assigns, pledges and sets over to the Agent for its benefit and the ratable benefit of the DIP Lenders a continuing and perfected pledge and security interest in all of the Grantors' right, title and interest in and to the following (whether now owned or existing or hereafter acquired or arising and regardless of where located, the "COLLATERAL") which pledge and security interest shall be (x) for all purposes senior to, and shall prime pursuant to section 364(d)(1) of the Bankruptcy Code, all of the existing Liens that secure the obligations of the Grantors under the Pre-Petition Credit Agreement and any Liens granted after the Petition Date to provide adequate protection in respect of the Pre-Petition Credit Agreement, (y) junior to the Permitted Liens and (z) subject to the Carve-Out as provided in the Orders:

         (a) all accounts (as defined in the UCC) now owned or hereafter acquired by any of the Grantors, including but not limited to, all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Grantors arising from the sale, lease or exchange of goods or other property by them and/or the performance of services by them (including, without limitation, any such obligation that might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction except those evidenced by instruments or chattel paper) and all of the Grantors' rights in, to and under all purchase orders for goods, services or other property, and all of the Grantors' rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Grantors under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by them (whether or not yet earned by performance on the part of the Grantors), in each case whether now in existence or hereafter arising or acquired and wherever arising including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing (collectively, the "ACCOUNTS");

         (b) all inventory (as defined in the UCC) including, but not limited to, goods and merchandise, whether now owned or hereafter acquired by each of the Grantors and wherever located, whether in the possession of a Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise consisting of whole goods, components, supplies, materials, or consigned, returned or repossessed goods, that are held for sale or lease or to be furnished (or have been furnished) under any contract of service or that are raw materials, work-in-process, finished goods or materials and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto, used or consumed in any Grantors' business or processed by or on behalf of any Grantor (collectively, the "INVENTORY");

         (c) all equipment (as defined by the UCC) including, without limitation, (i) all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, motor vehicles, vessels, aircraft, trailers, (ii) all railcars, barges and other water carrier equipment, and all accessions, appurtenances and parts installed on and additions thereto, and replacements thereof, now owned or hereafter acquired by the Grantors (the items in this clause (ii) collectively, "ROLLING STOCK") and
(iii) all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by each of the Grantors and wherever located (items (i) through (iii) collectively, the "EQUIPMENT");

         (d) all works of art now owned or hereafter acquired by each of the Grantors, including, without limitation, paintings, sketches, drawings, prints, sculptures, crafts, tapestries, porcelain, carvings, artifacts, renderings and designs;

         (e) all "general intangibles" (as defined by the UCC), whether now owned or hereafter acquired, including, without limitation, all rights, interests, choses in action, causes of action, claims and all other intangible property of each of the Grantors of every kind and nature (other than Accounts, Trademarks (as defined herein), written agreements now or hereafter in existence granting to the Grantors any right to use any Trademark, including, without limitation, the agreements described in Schedule A-1 to Exhibit A hereto (the "TRADEMARK LICENSES"), Patents (as defined herein), written agreements now or hereafter in existence granting to Grantors any right to practice any invention on which a Patent is in existence, including, without limitation, the agreements described in Schedule B-1 to Exhibit B hereto (the "PATENT LICENSES"), Copyrights (as defined herein), and any written agreements now or hereafter in existence granting to the Grantors any right to publication as to which a Copyright is in existence, including, without limitation, the agreements described in Schedule C-1 to Exhibit C hereto (the "COPYRIGHT LICENSES")); all general intangibles; all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, licenses, ledger cards, franchises, customer lists, credit files, books, correspondence, and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements (including all license agreements with any other Person in connection with any of the Patents and Trademarks or such other Person's names or marks, whether such Grantor is a licensor or licensee under any such license agreement), and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements to the extent assignable relating to real or personal property; all payments due or made to each of the Grantors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and revisionary, beneficial and residual interest in trusts maintained for employees of any ERISA affiliate; all proceeds of insurance of which any of the Grantors is beneficiary; all letters of credit, guaranties, liens, security interest and other security held by or granted to each of the Grantors; and all other intangible property, whether or not similar to the foregoing (collectively, the "GENERAL INTANGIBLES");

         (f) all property or interests in property now or hereafter acquired by each of the Grantors that may be owned or hereafter may come into the possession, custody or control of the Agent or any agent or affiliate of the Agent in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of each of the Grantors, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credits, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money (including all cash and cash equivalents held in the Letter of Credit Account (as defined and referred to in the DIP Credit Agreement) and, to the extent constituting property of a Grantor, any lockbox account or the Concentration Account); (iii) proceeds of loans, including, without limitation, Loans made under the DIP Credit Agreement; and (iv) insurance proceeds and books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof;

          (g) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule A-1 annexed to Exhibit A hereto and made a part hereof, and all reissues, extensions or renewals thereof and all licenses thereof (together, in each case, with the goodwill of the business connected with the use of, and symbolized by each such trademark, service mark, trade name and trade dress, all of the foregoing being herein referred to as the "TRADEMARKS").

         (h) all letters patent of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule B-1 annexed to Exhibit B hereto and made a part hereof, and all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "PATENTS");

         (i) all copyrights under the laws of the United States, or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule C-1 attached to Exhibit C hereto and all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "COPYRIGHTS");

         (j) (i) all the shares of capital stock or other equity interests owned by each Grantor in any entity, including, without limitation, those shares listed on Schedule 1 hereto of the entities listed thereon (individually, an "ISSUER," and collectively, the "ISSUERS") and all issued and outstanding shares of capital stock or other equity interests of any Issuer obtained in the future by any Grantor and the certificates representing or evidencing all such shares or equity interests (collectively, the "PLEDGED EQUITY INTERESTS"), (ii) all other property that may be delivered to and held by the Agent in respect of the Pledged Equity Interests pursuant to the terms hereof; (iii) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses

(i) and (ii) above; and (iv) all rights and privileges of each Grantor, as applicable, with respect to the securities and other property referred to in clauses (i), (ii) and (iii);

         (k) all notes and other instruments (including, without limitation, those listed on Schedule 2 hereto) and all income and profits therefrom, and all rights and privileges with respect thereto, and all interest and other payments and distributions with respect thereto and all proceeds of the foregoing (collectively, the "PLEDGED NOTES" and, together with all of the items listed in Section 1(j) above, the "PLEDGED SECURITIES");

         (l) all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Grantors (collectively, the "DOCUMENTS");

         (m) all "chattel paper" (as defined in the UCC, including, without limitation, electronic chattel paper, as that term is defined in revised Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof (with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8, the "REVISED UCC") or "instruments" (as defined in the UCC) or "letters of credit" (as defined in the UCC) and other property evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, debt instruments, drafts, bills of exchange, bills of lading, warehouse receipts, trade acceptances and other documents of title, now owned or hereafter acquired by the Grantors (collectively, the "INSTRUMENTS");

         (n) the Concentration Account (as defined below), all cash deposited therein from time to time, the Liquid Investments (as defined below) made pursuant to Section 6(d) and other monies and property of any kind of the Grantors in the possession or under the control of the Agent;

         (o) all right, title, claims and benefits now owned or hereafter acquired by the Grantors in and to any railcar leases, subleases, rental agreements and car hire contracts in which the Grantors shall at any time have any interest and any right, title, claim and benefits of the Grantors now owned or hereafter acquired in and to any management agreements concerning all such leases and agreements (collectively, "ROLLING STOCK LEASES"); and all right, title and interest of the Grantors in the railcars and equipment, provided pursuant to any Rolling Stock Leases ("LEASED ROLLING STOCK"); in each case, including, without limitation, all rights of the Grantors to receive apply any monies, revenues, payments or credits now owned or hereafter acquired by the Grantors that are generated by or attributable to the Rolling Stock or Leased Rolling Stock, including, without limitation, railcar hire payments, mileage allowances, per diem mileage payments, empty mileage allowances, mileage credits and excess mileage credits, in each case whether now existing or hereafter arising (the "ROLLING STOCK REVENUES");

         (p) all rights now owned or hereafter acquired by the Grantors to receive and collect any Rolling Stock Revenues;

         (q) all health-care-insurance receivables (the "HEALTH-CARE-INSURANCE RECEIVABLES", as such term is defined in the Revised UCC;

         (r) all "letter of credit rights", as such term is defined in the Revised UCC (the "LETTER OF CREDIT RIGHTS");

         (s) all other personal property of each of the Grantors, whether tangible or intangible, and whether now owned or hereafter acquired;

         (t) all proceeds and products of any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash; and

         (s) all "INVESTMENT PROPERTY" which includes all (i) Securities, whether certificated or uncertificated, (ii) Security Entitlements, (iii) Securities Accounts, (iv) Commodity Contracts and (v) Commodity Accounts now owned or hereafter acquired by the Grantors. For the purposes of this subsection, the following definitions shall apply:

                  (i) "SECURITY" means an obligation of an issuer or a share, participation, or other interests in an issuer or in property or an enterprise of an issuer: (A) that is represented by a Security certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer; (B) that is one of a class or series or by its term is divisible into a class or series of shares, participations, interests, or obligations; and (C) that: (1) is, or is of a type, dealt in or traded on securities exchanges or securities markets; or (2) is a medium for investment and by its terms expressly provides that it is a security governed by Article 8 of the UCC.

                  (ii) "SECURITY ENTITLEMENT" means the rights and property interest of an entitlement holder with respect to a Financial Asset specified in Part 5 or Article 8 of the UCC.

                  (iii) "FINANCIAL ASSET" means: (A) a Security; (B) an obligation of a person or a share, participation, or other interest in a person or in property or an enterprise of a person, that is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or (C) any property that is held by a securities intermediary for another person in a Securities Account if the securities intermediary has expressly agreed with the other person that the property is to be treated as a financial asset under Article 8 of the UCC. As context requires, the term means either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a Security certificate, or a Security Entitlement.

                  (iv) "SECURITIES ACCOUNT" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

                  (v) "COMMODITY CONTRACT" means a commodity futures contract, an option on a commodity futures contract, a commodity option, or other contract that, in each case, is: (A) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (B) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a commodity intermediary for a commodity customer.

                  (vi) "COMMODITY ACCOUNT" means an account maintained by a commodity intermediary in which a Commodity Contract is carried for a commodity customer.

         Notwithstanding anything contained herein to the contrary, (a) the total amount of shares of capital stock or other ownership interests of any Person pledged pursuant to this Agreement that is not organized under the laws of, or having a principal place of business in, the United States of America or any State, the District of Columbia or any territory or possession of the United States of America shall in no event exceed sixty-six percent (66%) of the total outstanding shares of capital stock or such other ownership interests thereof and (b) the security interests in the Collateral granted hereunder securing the Obligations (the

"SECURITY INTERESTS") are granted as security only and shall not subject the Agent or any DIP Lender to, or transfer or in any way affect or modify, any obligation or liability of the Grantors with respect to any of the Collateral or any transaction in connection therewith.



         For avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the foregoing grant is intend to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral secure the payment of all Obligations of each of the Grantors.

         SECTION 3. DELIVERY OF PLEDGED SECURITIES. Without further order of the Bankruptcy Court, all Pledged Notes shall be delivered to the Agent by the Grantors pursuant hereto indorsed to the order of the Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent in its reasonable judgment. All certificates representing Pledged Equity Interests shall be delivered to the Agent by the Grantors pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent in its reasonable judgment. Without further order of the Bankruptcy Court, all Pledged Securities held by The Chase Manhattan Bank ("CHASE") under that Guarantee and Collateral Agreement dated as of June 10, 1998 (the "PRE-PETITION PLEDGE AGREEMENT"), shall be and shall be deemed, for purposes of the securities interests granted under the Orders and hereunder, simultaneously to be held by Chase in the order of priority specified in the Orders, as Agent hereunder and as agent under the Pre-Petition Pledge Agreement. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right (for the ratable benefit of the DIP Lenders), at any time in its discretion and without notice to the Grantors, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Securities.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor, jointly and severally, represents and warrants as follows:

         (a) All of the Inventory and/or Equipment is located at the places specified in Schedule D-3 attached to Exhibit D hereto. The chief places of business and chief executive offices of each of the Grantors and the offices where each Grantor keeps its records concerning any Accounts and any Health-Care-Insurance Receivables and all originals of all chattel paper that evidence any Account are located at the places specified in Schedule D-2 annexed to Exhibit D hereto. All trade names under which each of the Grantors have sold and will sell Inventory are listed on Schedule A-1 attached to Exhibit A hereto.

         (b) The Grantors own and have good and marketable title to all of the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and except as permitted under Section 3.06 of the DIP Credit Agreement. The Grantors have taken all actions necessary under the Uniform Commercial Code, as in effect on the date hereof in the State of New York (the "UCC"), for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection, to perfect their interest in any Accounts purchased or otherwise acquired by them, as against their assignors and creditors of their assignors, to the extent such perfection is governed by the UCC, PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction.

         (c) The Grantors have not performed (nor will they perform) any acts that might prevent the Agent from enforcing any of the terms and conditions of this Agreement or that would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and other Permitted Liens and the Liens existing on the Petition Date and permitted to exist pursuant to the Pre-Petition Credit Agreement (as set forth in Schedule 3.06 to the DIP Credit Agreement in accordance with Section 5.09(a) of the Credit Agreement), no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Grantors) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby. (3)

         (d) Not later than the date of the first Borrowing under the DIP Credit Agreement, the Grantors shall deliver to the Agent an executed certificate substantially in the form of Exhibit D, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent (the "PERFECTION CERTIFICATE"). The information set forth therein shall be correct and complete. Not later than 30 days following the date of a request therefor by the Agent, Grantors shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule D-2 and D-3 to Exhibit D, the Perfection Certificate, confirming the filing information set forth in such Schedule.

         (e) As of the Petition Date, no Grantor owns any material Trademarks, Patents or Copyrights or has any Trademark Collateral, Patent Collateral or Copyright Collateral registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, other than as described in Schedules A-1, B-1 and C-1 hereto. The registrations for the Collateral disclosed on such Schedules A-1, B-1 and C-1 hereto are valid and subsisting and in full force and effect, and have not been judged invalid or unenforceable, in whole or in part, and each Patent, Trademark and Copyright is valid and enforceable. None of the Grantors' material Trademarks, Patents or Copyrights have been abandoned or dedicated.

         (f) The Security Interests constitute valid security interests securing the Obligations under applicable law and are senior and prior to all other Liens and rights of others in the Collateral except for the Permitted Liens in existence on the Petition Date.

         (g) The Inventory and Equipment are insured in accordance with the requirements of the DIP Credit Agreement.

          (h) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

         (i) The Grantors own all of the Pledged Securities, free and clear of any Liens, security interests or encumbrances other than the Security Interests and the interests created under the Pre-Petition Credit Agreement. The Pledged Equity Interests includes (i) all of the issued and outstanding capital stock or other equity interests of each Subsidiary (other than any Subsidiary not organized under the laws of, or having a principal place of business in, the United States of America or any State, the District of Columbia or any territory or possession of the United States of America (each such Subsidiary, a "FOREIGN SUBSIDIARY")) and (ii) at least 66% of the issued and outstanding capital stock or other equity interests of each Foreign Subsidiary (or, in each case, such lower percentage of such stock as is owned by the relevant Grantor). All of the Pledged Equity Interests have been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Pledged Notes include all of the promissory notes and other instruments evidencing Indebtedness owed by any Subsidiary to the Grantors. The Grantors are not and will not become parties to or otherwise bound by any agreement, other than this Agreement, the DIP Credit Agreement and the Pre-Petition Pledge Agreement, that restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto. No Subsidiary is under any contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

         (j) Upon the delivery of the Pledged Notes and certificates representing the Pledged Equity Interests in accordance with Section 3 hereof,
(i) the Agent will have valid and perfected security interests in the Collateral consisting of such Pledged Securities subject to no prior Lien (other than the Lien of The Chase Manhattan Bank, as agent under the Pre-Petition Pledge Agreement, which Lien, pursuant to the Orders, is junior to the Lien of the Agent created hereunder and under the Orders), (ii) the Agent will have "control" (as specified in Sections 8-106 and 9-115(e) of the UCC) of such Pledged Securities and (iii) the Agent will be a "protected purchaser" (within the meaning of Section 8-303(a) of the UCC) thereof.

         (k) Except for the Orders, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant and pledge by each of the Grantors of the security interests granted hereby, the validity and enforceability thereof or for the execution, delivery or performance of this Agreement by each of the Grantors or for the perfection of the security interests or the exercise by the Agent of its rights and remedies hereunder.

         (l) If and when any Financial Asset or Security Entitlement is held in the Concentration Account, the Agent will have "control" (as defined in Article 8 of the UCC) thereof and will be a "protected purchaser" (as defined in said
Article 8) thereof.

         (m) In respect of all Security Entitlements owned by the Grantors, and all Securities Accounts to which the related Financial Assets are credited, the jurisdiction (determined as provided in Section 8-110(e) of the UCC) of the "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) is, and will at all times continue to be, located in the United States.

         SECTION 5. FURTHER ASSURANCES.

         (a) Unless they shall have given the Agent not less than 30 days' prior notice thereof, the Grantors will not (i) change their names, identities or corporate structures in any manner, (ii) change their jurisdictions of incorporation or (iii) change the location of (A) their chief executive offices or chief places of business or (B) the locations where they keep or hold any Collateral (other than Inventory and Rolling Stock in transit) or any records relating thereto from a location described in the Perfection Certificate. The Grantors shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

         (b) Each of the Grantors agrees that from time to time, at its own expense and without further order of the Bankruptcy Court, it will promptly execute, deliver, file and record all further statements, assignments, additional pledge agreements, instruments, documents, notices and other agreements or other paper, and take all further action (including, without limitation, any mortgages, filings of financing or continuation statements or amendments thereto under the UCC and any filings with the United States Patent and Trademark Office, the United States Copyright Office or the Surface Transportation Board), that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, confirm, validate, perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and without further order of the Bankruptcy Court, each of the Guarantors will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

         (c) Each Grantor hereby authorizes the Agent to execute and file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by applicable law.

         (d) The Grantors agree that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement to the extent permitted by applicable law. The Grantors shall pay the costs of any recording or filing of any financing or continuation statements concerning the Collateral and reasonable costs incidental thereto.

         (e) Each Grantor will keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent or the Required DIP Lenders may reasonably require in order to reflect the Security Interests.

         (f) Each Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports, evidence and information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

         (g) Each Grantor will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, PROVIDED that so long as no Event of Default has occurred and is continuing, the Grantors may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of
Section 6(a) shall apply) received by them in the ordinary course of business and the Agent shall, promptly upon request of the Grantors, make appropriate arrangements for making any other Instrument pledged by a Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

         (h) Each Grantor hereby covenants and agrees that, with respect to any material letter of credit hereafter arising, it shall obtain the consent of the issuer thereof to the assignment of the proceeds of such letter of credit to the Agent.

         (i) Within 15 days after the Petition Date, (x) the Grantors shall deliver to the Agent Schedule 3 hereto describing all material letters of credit to which any of the Grantors has rights, and (y) the Grantors have obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of such letter of credit to the Agent

         SECTION 6. CONCENTRATION ACCOUNT.

         (a) The Grantors shall instruct all account debtors and other Persons obligated in respect of any Accounts or in respect of any Rolling Stock Revenues to make all payments in respect of such Accounts or Rolling Stock Revenues either (i) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) or (ii) to one or more banks in any state (other than Louisiana) in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit E hereto duly executed by the Grantors and such bank or under other arrangements, in form and substance satisfactory to the

Agent, pursuant to which the Grantors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Concentration Account or as the Agent may otherwise instruct such other bank. All such payments made to the Agent shall be deposited in the Concentration Account. In addition to the foregoing, each Grantor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts or Rolling Stock Revenues) shall be received by it when an Event of Default has occurred and is continuing, it shall as promptly as possible deposit such proceeds into the Concentration Account. Until so deposited, all such proceeds shall be held in trust by the Grantors for and as the property of the Agent and the DIP Lenders and shall not be commingled with any other funds or property of the Grantors.

         (b) The balance from time to time standing to the credit of the Concentration Account shall, except (i) upon the occurrence and continuation of a Default and (ii) as provided by Section 2.13 of the DIP Credit Agreement, be distributed to the Grantors upon the order of the Grantors. If immediately available cash on deposit in the Concentration Account is not sufficient to make any distribution to the Grantors referred to in the previous sentence of this
Section 6(b), the Agent shall liquidate as promptly as practicable Liquid Investments (as defined below) as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 6, such distribution (other than the distribution of any immediately available cash then on deposit) shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required DIP Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Concentration Account in the manner specified in Section 17.

         (c) Any income received by the Agent with respect to the balance from time to time standing to the credit of the Concentration Account, including any interest or capital gains on Liquid Investments (as defined below), shall remain, or be deposited, in the Concentration Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Concentration Account together with any Liquid Investments from time to time made pursuant to Subsection 6(d) hereof shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied thereto as hereinafter provided.

         (d) Amounts on deposit in the Concentration Account shall be invested and re-invested from time to time in such Liquid Investments as the Grantors shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent, PROVIDED that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required DIP Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Obligations in the manner specified in
Section 17. For purposes of this agreement, "LIQUID INVESTMENTS" means Permitted Investments; PROVIDED that (x) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and (y) in order to provide the Agent, for the benefit of the DIP Lenders, with a perfected security interest therein, each Liquid Investment shall be either:

                   (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Grantors or any of their Affiliates) in the State of New York; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

         SECTION 7. AS TO EQUIPMENT AND INVENTORY. Each Grantor shall:

         (a) keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places specified therefor in Schedules D-3 attached to Exhibit D hereto or, upon 30 days' prior written notice to the Agent and as otherwise provided for in Section 5, at other places in jurisdictions where all necessary action shall have been taken to assure the continuation of the perfection of the security interest of the Agent (for its benefit and the ratable benefit of the DIP Lenders) with respect to the Equipment and Inventory;

         (b) subject to provisions of the DIP Credit Agreement, maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto that are necessary or reasonably desirable to such end, except where the failure to do any of the foregoing would not result in a material adverse effect on the assets, properties or condition (financial or otherwise) of the Grantors, taken as a whole;

         (c) (i) as soon as practicable after the date hereof, in the case of Equipment now owned constituting goods in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods, and (ii) within 10 days of acquiring any other similar Equipment (x) having a value in excess of $200,000 or (y) having a value in excess of $100,000, if the aggregate of all such items owned by the Grantors at any time is greater than $1,000,000, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Grantor shall promptly inform the Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate;

         (d) as soon as practicable after the date hereof, at its own cost and expense, cause to be plainly, distinctly, permanently and conspicuously placed, fastened or painted upon each side of each item of Rolling Stock a legend in letters not less than one inch in height bearing such words as the Agent may request indicating the Lien over and security interest in such Rolling Stock created hereby. Each Grantor may permit the Rolling Stock to be operated within the United States, but shall not permit the Rolling Stock to be operated outside the boundaries of the continental United States;

         (e) within five (5) Business Days after entering into, amending, modifying or terminating any Rolling Stock Lease, deliver a copy of such Rolling Stock Lease, amendment or modification or notice of such termination to the Agent;

         (f) not, without the prior written consent of the Required DIP Lenders, sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Equipment or Inventory except that, subject to the rights of the Agent and the DIP Lenders hereunder if an Event of Default has occurred and be continuing, the Grantors may (i) sell, lease or exchange Inventory and obsolete, unused or unnecessary Equipment, in each case in the ordinary course of business, and (ii) consummate any disposition of assets permitted by the terms of the DIP Credit Agreement;

         (g) until satisfaction in full of the Obligations, at any time when an Event of Default has occurred and is continuing: (i) perform any and all reasonable actions requested by the Agent to enforce the Agent's security interest in the Inventory and all of the Agent's rights hereunder, such as leasing warehouses to the Agent or its designee, placing and maintaining signs, appointing custodians, transferring Inventory to warehouses, and delivering to the Agent warehouse receipts and documents of title in the Agent's name; and
(ii) if any Inventory is in the possession or control of any warehouseman, bailee or any of the Grantors' agents, contractors or processors or any other third party, notify the Agent thereof and notify such agents, contractors or processors or third parties of the Agent's security interest therein and, upon request of the Agent acting on the instruction of the Required DIP Lenders, instruct them to hold all such Inventory for the Agent and such Grantor's account, as their interests may appear, and subject to the Agent's instructions. At any time when an Event of Default has occurred and is continuing, the Agent shall have the right to hold all Inventory subject to the Security Interest granted hereunder and the right to take possession of the Inventory or any part thereof and to maintain such possession on a Grantor's premises or to remove any or all of the Inventory to such other place or places as the Agent desires in its sole discretion. If the Agent exercises its right to take possession of the Inventory, such Grantor, upon the Agent's demand, will assemble the Inventory and make it available to the Agent at such Grantor's premises at which it is located.

         SECTION 8. AS TO ACCOUNTS.

         (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper that evidences Accounts, at the locations therefor specified in Section 4(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Accounts. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Agent, at any time during normal business hours, to inspect and make abstracts from such records and chattel paper in accordance with Section 5.06 of the DIP Credit Agreement.

         (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, in accordance with its customary practice, at its own expense, all amounts due or to become due to such Grantor under the Accounts (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Prior to the occurrence and continuance of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, upon the occurrence and during the continuation of an Event of Default, the Grantors shall take such actions as the Grantors or the Agent may deem necessary or advisable to enforce collection of the Accounts; PROVIDED, that upon written notice by the Agent to any Grantor, following the occurrence and during the continuation of an Event of Default, of its intention so to do, the Agent shall have the right to notify, or to instruct the Grantors to so notify, the account debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent or its designee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice referred to in the PROVISO to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent (for the ratable benefit of the DIP Lenders) hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantors if such Event of Default shall have been cured or waived or (B) if such Event of Default shall be continuing, applied as provided by Section 17, and (ii) the Grantors shall not, without the written consent of the Agent, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 9. AS TO TRADEMARKS, PATENTS AND COPYRIGHTS.

         (a) Each Grantor shall, either itself or through licensees, continue to use the Trademarks as each is currently used in the Grantor's business in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and each such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, unless such failure to use a Trademark is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operation or properties of the Grantors taken as a whole.

         (b) No Grantor will do any act, or omit to do any act, whereby the Patents or Copyrights may become abandoned or dedicated and each such Grantor shall notify the Agent immediately if it knows of any reason or has reason to know that any application or registration relating to any Copyright, Trademark or Patent may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding any Grantor's ownership of any Copyright, Patent or Trademark, its right to register the same or to keep and maintain the same, unless such abandonment or dedication is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operations or properties of the Grantors taken as a whole.

         (c) Each Grantor will give the Agent 30 days prior written notice of its intention to file, either itself or through any agent, employee or licensee, an application for the registration of any Copyright with the United States Copyright Office or any Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof.

         (d) Each Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain in all material respects each application and registration of all material Trademarks, Patents and Copyrights, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

         (e) Each Grantor will, without further order of the Bankruptcy Court, perform all acts and execute and deliver all further agreements, instruments and documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office and the United States Copyright Office, respectively, requested by the Agent at any time to evidence, perfect, maintain, record and enforce the Agent's security interest in all Trademarks, Patents and Copyrights and the goodwill and general intangibles of the Grantors relating thereto or represented thereby, or otherwise in furtherance of the provisions of this Agreement, and each Grantor hereby appoints the Agent its attorney-in-fact and authorizes the Agent to execute and file one or more financing statements and similar documents (which may be signed only by the Agent) or copies thereof or of this Security Agreement with respect to Patents, Trademarks and Copyrights. All acts of such attorney are hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Obligations are paid in full.

         (f) In the event that any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, each of the Grantors shall notify the Agent promptly after it learns thereof and shall, unless the Grantors shall reasonably determine that any such action would be of negligible economic value to it (without accounting for any liens on the proceeds of any recovery), promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. Each Grantor will, upon acquiring knowledge of any use by any person of any term or design likely to cause confusion with any material Trademark, promptly notify the Agent of such use, and, if requested by the Agent, shall join with the Agent, at such Grantor's expense, in such action as the Agent, in its reasonable discretion, may deem advisable for the protection of the Agent's interest in and to the Trademarks.

         (g) Each Grantor shall continue to use reasonable and proper statutory notice in connection with its use of each registered Patent, Trademark and Copyright.

         SECTION 10. AS TO THE PLEDGED SECURITIES; VOTING RIGHTS; DIVIDENDS;
ETC.

         (a) Each Grantor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in its name, and the Agent will promptly give to the Grantors copies of any notices and communications received by the Agent with respect to Pledged Securities registered in the name of the Agent or its nominee.

         (b) So long as no Event of Default shall have occurred and be continuing:

                   (i) the Grantors (as applicable) shall be entitled from time to time to exercise any and all voting and other consensual rights, ratifications and waivers pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement or any of the Loan Documents;

                  (ii) notwithstanding the provisions of Section 1 hereof, such Grantors shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Securities; PROVIDED, that any and all

                          (A) dividends paid or payable other than in cash in
                  respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in
                  respect of, or in redemption of, or in exchange for, any Pledged Securities shall, unless otherwise provided in the Loan Documents, forthwith be delivered to the Agent to hold as Pledged Securities and shall, if received by any of the Grantors, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Agent as Pledged Securities in the same form as so received (with any necessary endorsement); and

                 (iii) the Agent shall execute and deliver (or cause to be executed and delivered) to the Grantors (as applicable), upon receiving a written request from the Grantors accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, all such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Equity Interests that is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent in its reasonable judgment, as the Grantors (as applicable) may reasonably request for the purpose of enabling such Grantors to exercise the voting and other rights they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends they are authorized to receive and retain pursuant to paragraph (ii) above.

         (c) Upon the occurrence and during the continuance of an Event of
Default:

                   (i) upon written notice from the Agent to the Grantors (as applicable) to such effect, all rights of such Grantors (as applicable) to exercise the voting and other consensual rights they would otherwise be entitled to exercise pursuant to Section 10(b)(i) and to receive the dividends they would otherwise be authorized to receive and retain pursuant to Section 10(b)(ii) shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Securities any such dividends; and

                  (ii) all dividends and other distributions that are received by such Grantors contrary to the provisions of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Agent as Pledged Securities in the same form as so received (with any necessary endorsement).

         SECTION 11. INSURANCE. As of or prior to the date of the first Borrowing, the Grantors will cause the Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. The Grantors will deliver to the Agent, upon request of the Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Agent or any DIP Lender, provide for coverage to the Agent regardless of the breach by the Grantors of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of $500,000 per claim that would be received from anyone other than the Grantors or a Subsidiary shall be adjusted with and payable to the Agent and provide that no cancellation, termination or material modification of such policies shall be effective until at least 30 days after receipt by the Agent of notice thereof (except in the case of termination for non-payment of premium, when 10 days notice shall be given). The Grantors hereby appoint the Agent as their attorney-in-fact to make proofs of loss, claims for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies to the extent that the Grantors fail or refuse to do so within 10 days after a request by the Agent. Upon the occurrence and during the continuance of any Event of Default, all insurance payments shall be held, applied and paid to the Agent as specified in Section 16 hereof.

         SECTION 12. TRANSFERS TO OTHERS; LIENS; ADDITIONAL SHARES.

         (a) Each Grantor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except for dispositions permitted by the DIP Credit Agreement.

         (b) Each Grantor shall not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure any obligation of any person or entity, except (i) for the security interest created by this Agreement and the Orders and (ii) as permitted by the DIP Credit Agreement.

         (c) Each Grantor (as applicable) agrees that it will (i) cause each of the Issuers that are wholly-owned Subsidiaries not to issue any stock or other securities in addition to or substitution for the Pledged Equity Interests issued by such Issuer, except to the respective Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each Issuer of the Pledged Equity Interests.

         SECTION 13. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Agent such Grantor's attorney-in-fact (which appointment shall be irrevocable and deemed coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, but at each Grantor's expense, upon and during the occurrence and continuation of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 11,

         (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

         (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above,

         (d) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof,

         (e) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with reference thereto,

         (f) to receive, endorse and collect all instruments made payable to the Grantors representing any dividend or other distribution in respect of the Pledged Securities or any part thereof and to give full discharge for the same, and

          (g) to file or settle, compromise, prosecute or defend any claims, actions or proceedings that the Agent may deem necessary or desirable to collect any of the Collateral or otherwise enforce the Agent's rights with respect thereto;

PROVIDED, that the Agent shall give each Grantor not less than five days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Grantors agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         SECTION 14. AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantors under Section 18.

         SECTION 15. THE AGENT'S DUTIES. The provisions of Article 8 of the DIP Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the DIP Credit Agreement in such respect. The powers conferred on the Agent hereunder are solely to protect its interests and the interests of the DIP Lenders in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, including, without limitation, ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Securities, whether or not the Agent has or is deemed to have knowledge of such matters. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith and with reasonable care.

         The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder; PROVIDED that the Agent shall be responsible if it executes and delivers any release of the Collateral that is not authorized by the Grantors, the requisite DIP Lenders, or the terms of the DIP Credit Agreement or this Agreement, if such execution and delivery is the result of its own gross negligence or willful misconduct. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors.

         Pursuant to Article 8 of the DIP Credit Agreement, the Agent has been authorized by the DIP Lenders to take all such action provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Agent shall act or refrain from acting in accordance with written instructions from the Required DIP Lenders or, in the absence of such instructions, in accordance with its discretion.

         SECTION 16. REMEDIES. If any Event of Default shall have occurred and be continuing, and subject to the provisions of Article 7 of the DIP Credit
Agreement:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and without application to or order of the Bankruptcy Court, all the rights and remedies of a secured party on default under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and also may, without being required to give any notice, except as specifically provided herein or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Concentration Account and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 17 and (ii) if there shall be no such cash or Liquid Investments, or if such cash and Liquid Investments shall be insufficient to pay all the Obligations in full, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may, in its sole discretion, deem commercially reasonable. The Agent or any DIP Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations, at any private sale). The Grantors will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Agent shall have the right to deliver, assign and transfer to the purchaser the Collateral sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatever kind, including any equity or right of redemption of the Grantors that may be waived, and the Grantors, to the extent permitted by law, hereby specifically waive all rights of redemption, stay or appraisal that they have or may have under any law now existing or hereafter adopted. Each Grantor agrees that, to the extent notice of such sale shall be required by law, five days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold shall be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. For the purposes of obtaining executory process, each Grantor does hereby confess judgment in favor of the Agent for the full amount of the Obligations.

         In furtherance and not in derogation of the Agent's rights hereunder and under the other Loan Documents, each Grantor does by these presents consent, agree and stipulate that upon the occurrence of an Event of Default and so long as it is continuing, it shall be lawful for the Agent, and the Grantors do hereby authorize the Agent, to cause any and all of the Collateral to be seized and sold under executory or ordinary process, at the Agent's sole option, without appraisement, appraisement being hereby expressly waived, as an entirety or in parcels as the Agent may determine, to the highest bidder for cash, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his or her knowledge shall constitute authentic evidence of such facts for the purpose of executory process. Each Grantor hereby waives in favor of the Agent: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721;
(d) the three days delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722, and 2723, not specifically mentioned above. The Agent is hereby appointed agent and attorney-in-fact for the Grantors and is hereby authorized and empowered to carry out and enforce all of the incorporeal rights in which the Grantors have granted a security interest to the Agent hereunder. This mandate and power of attorney, being coupled with an interest, is irrevocable so long as the Security Interests granted hereunder remain in effect. In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Grantors and the

Agent agree that the court issuing any such order shall, if petitioned for by the Agent, direct the applicable sheriff to appoint as a keeper of the Collateral, the Agent or any agent designated by the Agent or any person named by the Agent at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136-9:5140.1 and the Agent shall be entitled to all the rights and benefits afforded thereunder as the same may be amended. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its costs and expenses incurred in the administration or preservation of the Collateral, an amount equal to five (5%) percent of the gross revenues and other amounts received by the keeper, payable on a monthly basis. The designation of keeper made herein shall not be deemed to require the Agent to provoke the appointment of such a keeper.

         (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may, at any time when an Event of Default has occurred and is continuing, (i) require the Grantors to, and the Grantors agree that they will, at their expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent that is, in the Agent's opinion, reasonably convenient to the Agent and the Grantors, whether at the premises of the Grantors or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use each Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge by the Grantors in or by means of any storage or transportation facility owned or leased by the Grantors, process, repair or recondition it or otherwise prepare it for disposition in any commercially reasonable manner and to the extent the Agent deems appropriate in its reasonable judgment and, in connection with such preparation and disposition, use without charge any Trademark, trade name, Copyright, Patent or technical process used by the Grantors; PROVIDED that such use of any federally registered trademark shall be subject to such oversight of the quality of the goods and services to which such mark is affixed as is necessary to maintain such registration. The Agent may also render any or all of the Collateral unusable at each Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

         (c) The Agent may instruct the Grantors not to make any further use of the Patents, Copyrights or Trademarks or any mark similar thereto for any purpose to the extent that such use would be inconsistent with the exercise by the Agent of any other remedies under this Section.

         (d) The Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Patents or Copyrights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine.

         (e) The Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action thereunder, and each of the Grantors hereby releases the Agent from, and agrees to hold the Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

         (f) Upon request by the Agent, the Grantors will execute and deliver to the Agent a power of attorney, in form and substance satisfactory to the Agent in its reasonable judgment, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, each Grantor shall supply, to the Agent or its designee, its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, or the products or services made or rendered in connection with Patents or Copyrights, and its customer lists and other records relating to the Trademarks, Patents or Copyrights, and to the distribution of said products.

         (g) In order to implement the assignment, sale or other disposal of any of the Trademarks, Patents or Copyrights, the Agent may, at any time, pursuant to the authority granted in Section 13 hereof, execute and deliver on behalf of the Grantors, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application of registration thereof), in form suitable for filing, recording or registration in any country.

         (h) All cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 18 hereof) in whole or in part against, all or any part of the Obligations as provided for in Section 17.

         (i) If at any time when the Agent shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to this Section 16, such

Pledged Securities or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder ( the "SECURITIES ACT"), the Agent is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Agent, in compliance with applicable securities laws, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of the Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities, or part thereof, it being understood that the Agent may cause or require each Grantor, and each Grantor hereby agrees upon the written request of the Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Securities represented thereby have not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to such Issuer's transfer agent, if any, with respect to the Pledged Securities, or, if such Issuer transfers its own securities, a notation in the appropriate records of such Issuer. The Grantors will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in its reasonable judgment in order that any such sale may be made in compliance with the law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely and free from any claim or right of whatsoever kind of the Grantors, including any equity or right of redemption of the Grantors that may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may later have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 13 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the

Pledged Securities may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold shall be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and, in the case of any such failure, such Pledged Securities may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. In the event of any such sale, each Grantor does hereby consent and agree that the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price the Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

         SECTION 17. APPLICATION OF PROCEEDS.

         (a) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Concentration Account shall be applied by the Agent in the following order of priority:

                  FIRST, to payment of the reasonable expenses (including any associated fees or commissions) of such sale or other realization, including reasonable compensation to the Agent, its agents and counsel, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any DIP Lender is to be reimbursed pursuant to Sections 10.05 and 10.06 of the DIP Credit Agreement or Section 18 hereof and to unpaid fees owing to the Agent or the Fronting Banks under the DIP Credit Agreement;

                  SECOND, to the ratable payment of unpaid principal of Loans and, subject to the second sentence of subsection (b) below, Letter of Credit Obligations;

                  THIRD, to the ratable payment of accrued but unpaid interest on the Obligations in accordance with the provisions of the DIP Credit Agreement;

                  FOURTH, to the ratable payment of all other Obligations, until all Obligations shall have been paid in full;

                  FIFTH, as provided for in the DIP Credit Agreement, ratably to the Pre-Petition Lenders; and

                  FINALLY, to payment to each of the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          (b) The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. If at any time any monies collected or received by the Agent are distributable pursuant to this Section in respect of a Letter of Credit Obligation that is a contingent obligation at such time, then the Agent shall invest such amounts in Liquid Investments selected by it and shall hold all such amounts so distributable and all such Liquid Investments and the net proceeds thereof in trust for application to the payment of such Letter of Credit Obligation at such time as such Letter of Credit Obligation is no longer a contingent obligation. If the Agent holds any amounts that were distributable in respect of any Letter of Credit Obligations after all Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection
(a) above. As used herein, "LIQUID INVESTMENT" means (i) direct obligations of the United States or any agency thereof, (ii) obligations guaranteed by the United States or any agency thereof, (iii) time deposits and money market deposit accounts issued by or guaranteed by or placed with a DIP Lender, and
(iv) fully collateralized repurchase agreements for securities described in clause (i) or (ii) above entered into with a DIP Lender, PROVIDED in each case that such Liquid Investment (x) matures within 30 days after it is first included in the Collateral and (y) is in a form, and is issued and held in a manner, that in the reasonable judgment of the Agent permits appropriate measures to have been taken to perfect security interests therein.

          (c) In making the determinations and allocations required by this Section, the Agent shall have no liability to any of the DIP Lenders for actions taken in reliance on information supplied by the DIP Lenders as to the amounts of the Obligations held by them. All distributions made by the Agent pursuant to this Section shall be final, and the Agent shall have no duty to inquire as to the application by the DIP Lenders of any amount distributed to them. However, if at any time the Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on any assumption that principal or interest had been paid by payments that were subsequently recovered from the recipient thereof), the Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Agent and the DIP Lenders receive the distributions to which they would have been entitled if such mistake of fact had not been made.

         SECTION 18. INDEMNITY AND EXPENSE.

         (a) Each Grantor, jointly and severally, agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) and the agreements attached hereto, except claims, losses or liabilities directly arising from the Agent's own gross negligence, willful misconduct or bad faith.

         (b) The Grantors will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

         (c) In the event that any of the Grantors fails to comply with the provisions of the DIP Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent, if requested by the Required DIP Lenders may, but shall not be required to, effect such compliance on behalf of the Grantors, and the Grantors shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, all reasonable costs and expenses in respect of periodic inspections of the Collateral to the extent the same may be requested by the Required DIP Lenders from time to time (but not more frequently than once in each fiscal year of the Grantors unless an Event of Default has occurred and is continuing), or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if each of the Grantors fails to promptly pay any portion thereof when due, the Agent or, if an Event of Default has occurred and is continuing, any DIP Lender, may, at its option, but shall not be required to, pay the same and charge the Grantors' account therefor, and each of the Grantors agrees to reimburse the Agent or such DIP Lender therefor on demand. All sums so paid or incurred by the Agent or any DIP Lender for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) reasonably incurred by the Agent or, if an Event of Default has occurred and is continuing, any DIP Lender, in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon from the date of demand for payment until paid at the rate applicable to ABR Borrowings plus 3.75%, be additional Obligations hereunder and under the DIP Credit Agreement.

         (d) The Grantors assume all responsibility and liability arising from the use of the Trademarks, Patents and Copyrights, and the Grantors hereby, jointly and severally, indemnify and hold the Agent harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any of the Grantors in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any of the Grantors except as the same may have resulted from the gross negligence or willful misconduct of the Agent.

         (e) Each of the Grantors agree that the Agent does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any of the Grantors, and except as the same may have resulted from the gross negligence or willful misconduct of the Agent, each of the Grantors hereby jointly and severally agrees to indemnify and hold the Agent harmless with respect to any and all claims by any person relating hereto.

         SECTION 19. APPOINTMENT OF CO-AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the DIP Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions relating to the Agent contained herein).

         SECTION 20. SECURITY INTEREST ABSOLUTE. All rights of the Agent and security interests hereunder, and all obligations of each of the Grantors hereunder, shall be absolute and unconditional, irrespective of any circumstance that might constitute a defense available to, or a discharge of, any guarantor or other obligor in respect of the Obligations.

         SECTION 21. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantors and the Agent with the consent of the Required DIP Lenders (or, solely in the case of this Section 21 or Section 23(b), with the consent of all the DIP Lenders, and, solely in the case of Section 23(e), with the consent of the Super-Majority DIP Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Grantors shall be entitled to assume that the Agent has obtained the requisite consent of the DIP Lenders to any such change, waiver, discharge or termination hereunder to which the Agent has consented in writing.

         SECTION 22. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be given as provided for in the DIP Credit Agreement.

         SECTION 23. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

         (a) This Agreement shall create a continuing security interest in the Collateral.

         (b) Upon the payment in full of all Obligations, the termination of the Commitments under the DIP Credit Agreement and the expiration or cancellation of all Letters of Credit, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors; PROVIDED that, if no Event of Default has occurred and is continuing and the Grantors grant to the Agent, for the benefit of the DIP Lenders, a security interest in Liquid Investments (or cause to be issued by a bank acceptable to the Required DIP Lenders a letter of credit naming the Agent as beneficiary) in an amount exceeding the greater of
(A) 105% of the sum of (i) all outstanding letters of credit and (ii) all payments to beneficiaries of Letters of Credit that have not yet been remitted by the Borrower, in each case (plus any accrued and unpaid interest thereon) as of the date of such termination, and (B) such other amount as is required under
Section 2.03(b) of the DIP Credit Agreement, all on terms and conditions and pursuant to documentation reasonably satisfactory to the Required DIP Lenders, the Letters of Credit need not have expired or been cancelled in order for the Security Interests to terminate.

         (c) Upon the consummation of any sale or exchange of Collateral permitted by clause (i) of Section 7(f), the Security Interests created hereby in the

Collateral subject to such sale or exchange (but not in any proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of any DIP Lender or the Agent.

         (d) Except as provided otherwise in the DIP Credit Agreement, upon the consummation of any disposition of assets and the payment of proceeds therefrom, each as permitted by the terms of the DIP Credit Agreement, the Agent shall release the Collateral (but not any proceeds thereof) sold pursuant to such disposition of assets. Any such release shall not require the consent of any DIP Lender, and the Agent shall be fully protected in relying on a certificate of the Grantors as to whether any particular disposition of assets is permitted by the terms of the DIP Credit Agreement.

         (e) In addition to releases of Collateral effected by subsection (c) or permitted pursuant to subsection (d), at any time and from time to time prior to the termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required DIP Lenders; PROVIDED that any release of all or a substantial portion of the Collateral (for purposes of this proviso, such term shall have the definition ascribed to it in the DIP Credit Agreement) shall require the consent of the Super-Majority DIP Lenders.

         (f) Upon the termination of the Security Interests or any release of any Collateral permitted by this Section, the Agent will, at the expense of the Grantors, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 24. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with (a) the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and (b) Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has pre-empted the law of the State of New York or such other jurisdiction.

         SECTION 25. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 26. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 27. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Agent and the DIP Lenders and their successors and assigns, and in the event of an assignment of all or any of the Obligations in accordance with the provisions of the DIP Credit Agreement, the rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall be deemed transferred with such indebtedness or obligation. This Agreement shall be binding on and inure to the benefit of the Grantors and their successors and permitted assigns.

         SECTION 28. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the DIP Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, each of the Grantors and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                            GRANTORS:

                            U.S. OFFICE PRODUCTS COMPANY


                            By: /s/ Joseph T. Doyle
                               ---------------------------------------
                               Title: Executive Vice President,
                                      Finance & CFO



                            BINDERY SYSTEMS, INC.

                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            CENTRAL TEXAS OFFICE PRODUCTS, INC.

                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            DULWORTH OFFICE FURNITURE CO.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President

                            FORTY-FIFTEEN PAPIN REDEVELOPMENT CORP.

                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            INTERIORS ACQUISITION CORP.

                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            KOF-CT ACQUISITION CORP.

                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            KENTWOOD OFFICE FURNITURE, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            MCWHORTER'S, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President

                            MODERN FOOD SYSTEMS, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            MODERN VENDING, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            OE ACQUISITION CORP.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            REWORK ACQUISITION CORP.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            SLETTEN VENDING SERVICE, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President

                            THE SYSTEMS HOUSE, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, CHICAGO DISTRICT, LLC


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, COLORADO DISTRICT, LLC


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, FLORIDA DISTRICT, LLC


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, GEORGIA DISTRICT, LLC


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President

                            US OFFICE PRODUCTS, MID-ATLANTIC DISTRICT, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, MID-SOUTH DISTRICT, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, NORTH ATLANTIC DISTRICT, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, NORTHWEST DISTRICT, LLC


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            US OFFICE PRODUCTS, SOUTH CENTRAL DISTRICT, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President

                            USOP HOLDING CO. OF MEXICO, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            USOP MERCHANDISING CO.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            USOPN, INC.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            VEND-RITE SERVICE, CORP.


                            By: /s/ Kevin J. Thimjon
                               ---------------------------------------
                               Title: Vice President



                            THE CHASE MANHATTAN BANK, as Agent


                            By: /s/ Norma Corio
                               ---------------------------------------
                               Title: Managing Director

                            270 Park Avenue
                            New York, New York 10017

                                                                       EXHIBIT A


                          TRADEMARK SECURITY AGREEMENT


                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)

         WHEREAS, [U.S. Office Products Company, a Delaware corporation](1) (together with any successors thereto, the "GRANTOR") owns, or in the case of licenses, is a party to, the Trademark Collateral (as defined below);

         WHEREAS, Grantor, as Borrower, the Lenders party thereto (the "DIP LENDERS") and The Chase Manhattan Bank, as Agent are parties to a Revolving Credit and Guaranty Agreement dated as of March 6, 2001 (as the same may be further amended from time to time, the "DIP CREDIT AGREEMENT "); and

         WHEREAS, pursuant to the terms of a Security and Pledge Agreement dated as of March 6, 2001 (as such agreement may be further amended from time to time, the "DIP SECURITY AGREEMENT") among Grantor and The Chase Manhattan Bank, as Agent for the DIP Lenders (in such capacity, together with its successors in such capacity, "GRANTEE"), Grantor has granted to Grantee for the benefit of the DIP Lenders a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Obligations (as defined in the DIP Credit Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                   (i) each Trademark (as defined in the DIP Security Agreement) owned by Grantor, including, without limitation, each Trademark registration and application referred to in Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;


-----------------------------

         (1) To be conformed appropriately for any Subsidiary Grantor.

                  (ii) each Trademark License (as defined in the DIP Security Agreement), including, without limitation, each Trademark License identified in Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

                 (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by Grantor, including, without limitation, any Trademark referred to in Schedule A-1 hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule A-1 hereto, or for injury to the goodwill associated with any of the foregoing.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the DIP Credit Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the DIP Credit Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the DIP Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the DIP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the _th day of ________, 2001.


                                              U.S. OFFICE PRODUCTS COMPANY





                                              By:
                                                 -----------------------------
                                              Title:

Acknowledged:





By:
   -----------------------------
Title:

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )





         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of U.S. Office Products Company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of _______________, 2001.

[Seal]




______________________________
Signature of notary public
My Commission expires __________

                                                                    SCHEDULE A-1
                                                                    TO TRADEMARK
                                                              SECURITY AGREEMENT


                                  [omitted]

                                                                       EXHIBIT B

                                  PATENT SECURITY AGREEMENT

                 (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

         WHEREAS, [U.S. Office Products Company, a Delaware corporation](2) (together with any successors thereto, the "GRANTOR") owns, or in the case of licenses, is a party to, the Patent Collateral (as defined below);

         WHEREAS, Grantor, as Borrower, the Lenders party thereto (the "DIP LENDERS"), and The Chase Manhattan Bank, as Agent, are parties to a Revolving Credit and Guaranty Agreement dated as of March 6, 2001 (as the same may be further amended from time to time, the "DIP CREDIT AGREEMENT"); and

         WHEREAS, pursuant to the terms of a Security and Pledge Agreement dated as of March 6, 2001 (as such agreement may be further amended from time to time, the "DIP SECURITY AGREEMENT") among Grantor and The Chase Manhattan Bank, as Agent for the DIP Lenders (in such capacity, together with its successors in such capacity, "GRANTEE"), Grantor has granted to Grantee for the benefit of the DIP Lenders a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Obligations (as defined in the DIP Credit Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "PATENT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

         (i) each Patent (as defined in the DIP Security Agreement) owned by Grantor, including, without limitation, each Patent referred to in Schedule B-1 hereto;

         (ii) each Patent License (as defined in the DIP Security Agreement), including, without limitation, each Patent License identified in Schedule B-1 hereto; and

         (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Patent owned by Grantor, including, without limitation, any Patent referred to in Schedule B-1 hereto (including, without limitation, any such Patent issuing from any application referred to in Schedule B-1 hereto), and all rights and benefits of Grantor under

-----------------------------

              (2) To be conformed appropriately for any Subsidiary Grantor.

any Patent License, including, without limitation, any Patent License identified in Schedule B-1 hereto.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the DIP Credit Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the DIP Credit Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the DIP Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the DIP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the _th day of ________, 2001.



                                   U.S. OFFICE PRODUCTS

                                   COMPANY





                                   By:
                                      -----------------------------

                                   Title:




Acknowledged:






By:
   -----------------------------
Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of U.S. Office Products Company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of ____________, 2001.


[Seal]





Signature of notary public
My Commission expires __________

                                                                    Schedule B-1
                                                                       to Patent
                                                              Security Agreement

                                     PATENTS


A. U.S. PATENTS AND DESIGN PATENTS



I.D. No.               Patent No.    Issued         Expiration          Title
--------               ----------    ------         ---------           ------







B. U.S. PATENT APPLICATIONS


Case No.               Serial No.        Date                  Filing Title
--------               ---------         ----                  ------------








C. FOREIGN PATENTS


I.D. No.               Patent No.    Issued   Expiration        Country   Title
--------               ----------    ------   ----------        -------   ------





                                      PATENT LICENSES


    Parties
Name of Agreement       Licensor/Licensee     Date of Agreement    Subject Matter
-----------------       -----------------     -----------------    --------------




                                                                       EXHIBIT C


                        COPYRIGHT SECURITY AGREEMENT


                 (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)

         WHEREAS, [U.S. Office Products Company, a Delaware corporation](3) (together with any successors thereto, the "GRANTOR") owns, or in the case of licenses, is a party to, the Copyright Collateral (as defined below);

         WHEREAS, Grantor, as Borrower, the Lenders party thereto (the "DIP LENDERS") and The Chase Manhattan Bank, as Agent are parties to a Revolving Credit and Guaranty Agreement dated as of March 6, 2001 (as the same may be further amended from time to time, the "DIP CREDIT AGREEMENT"); and

         WHEREAS, pursuant to the terms of a Security and Pledge Agreement dated as of March 6, 2001 (as such agreement may be further amended from time to time, the "DIP SECURITY AGREEMENT") among Grantor and The Chase Manhattan Bank, as Agent for the DIP Lenders (in such capacity, together with its successors in such capacity, "GRANTEE"), Grantor has granted to Grantee for the benefit of the DIP Lenders a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Obligations (as defined in the DIP Security Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, to secure the Obligations, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "COPYRIGHT COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                   (i) each Copyright (as defined in the DIP Security Agreement) owned by Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule C-1 hereto;


-----------------------------
              (3) To be conformed appropriately for any Subsidiary Grantor.

                  (ii) each Copyright License (as defined in the DIP Security Agreement), including, without limitation, each Copyright License identified in Schedule C-1 hereto; and

                 (iii) all proceeds of and revenues from, accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright owned by Grantor referred to in Schedule C-1 annexed hereto, and all rights and benefits of Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule C-1 hereto.

         Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the DIP Credit Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted by the DIP Credit Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted to Grantee pursuant to the DIP Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the DIP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the _th day of ________, 2001.





                                   U.S. OFFICE PRODUCTS COMPANY





                                   By:
                                       -----------------------------

                                   Title:




Acknowledged:


By:
   -----------------------------
Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of U.S. Office Products Company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of
__________________.


[Seal]





Signature of notary public
My Commission expires __________

                                   Schedule C-1
                                   to Copyright
                                   Security Agreement





COPYRIGHTS AND COPYRIGHT REGISTRATIONS


Registration No.                   Registration Date          Title
----------------                   -----------------          ------





APPLICATIONS FOR COPYRIGHT REGISTRATION


Serial No.                         Date Filed                 Title
----------                         ----------                 -----






                                   COPYRIGHT LICENSES


                                              Parties               Date of     Subject
                Name of Agreement       Licensor/Licensee          Agreement    Matter
                -----------------       -----------------          ---------    -------
AS LICENSEE








AS LICENSOR


                                                                       EXHIBIT D



                                      PERFECTION CERTIFICATE

         The undersigned, authorized officers of U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "BORROWER"), and of BINDERY SYSTEMS, INC., a Oregon corporation, CENTRAL TEXAS OFFICE PRODUCTS, INC, a Texas corporation, DULWORTH OFFICE FURNITURE COMPANY, a Kentucky corporation, FORTY-FIFTEEN PAPIN REDEVELOPMENT CORPORATION, a Missouri corporation, INTERIORS ACQUISITION CORP., a Delaware corporation, KOF-CT ACQUISITION CORPORATION, a Delaware corporation, KENTWOOD OFFICE FURNITURE, INC, a Michigan corporation, MCWHORTER'S, INC, a California corporation, MODERN FOOD SYSTEMS, INC., an Indiana corporation, MODERN VENDING INC., an Indiana corporation, OE ACQUISITION CORP.. a Delaware corporation, REWORK ACQUISITION CORP., a Pennsylvania corporation, SLETTEN VENDING SERVICE, INC., a Wisconsin corporation, THE SYSTEMS HOUSE, INC., an Illinois corporation, US OFFICE PRODUCTS, CHICAGO DISTRICT, LLC, a Delaware corporation, US OFFICE PRODUCTS, COLORADO DISTRICT, LLC, a Delaware corporation, US OFFICE PRODUCTS, FLORIDA DISTRICT, LLC, a Delaware corporation, US OFFICE PRODUCTS, GEORGIA DISTRICT, LLC, a Delaware corporation, US OFFICE PRODUCTS, MID-ATLANTIC DISTRICT, INC., a District of Columbia corporation, US OFFICE PRODUCTS, MID-SOUTH DISTRICT, INC., a Tennessee corporation, US OFFICE PRODUCTS, NORTH ATLANTIC DISTRICT, INC., a Delaware corporation, US OFFICE PRODUCTS, NORTHWEST DISTRICT, LLC, a Delaware corporation, US OFFICE PRODUCTS, SOUTH CENTRAL DISTRICT, INC., a Tennessee corporation, USOP HOLDING CO. OF MEXICO, INC., a Delaware corporation, USOP MERCHANDISING COMPANY, a Delaware corporation, USOPN, INC, a Delaware corporation, and VEND-RITE SERVICE CORPORATION, a Pennsylvania corporation (collectively with the Borrower, the "GRANTORS"), in their respective capacities as such officers and not personally or individually, hereby certify with reference to the Security and Pledge Agreement dated as of March 6, 2001 between the Grantors and The Chase Manhattan Bank, as Agent (terms defined therein being used herein as therein defined), to the Agent and each DIP Lender as follows:

         1. NAMES. (a) The exact corporate name of the Grantors as they appear in their respective certificates of incorporation are as follows:

                            See attached Schedule D-1

         2. CURRENT LOCATIONS. (a) The following are all the locations where the Grantors maintain any books or records relating to any Accounts:

                            See attached Schedule D-2

                                    (b) The following are all the owned and
leased locations where the Grantors maintain any Inventory or Equipment.

                            See attached Schedule D-3

         IN WITNESS WHEREOF, we have hereunto set our hands this th day of _________, 2001.




                               U.S. OFFICE PRODUCTS COMPANY


                               By:
                                      ------------------------------------
                                  Title:




                               BINDERY SYSTEMS, INC.

                               By:
                                      ------------------------------------
                                  Title:





                               CENTRAL TEXAS OFFICE PRODUCTS, INC.

                               By:
                                      ------------------------------------
                                  Title:





                               DULWORTH OFFICE FURNITURE CO.


                               By:
                                      ------------------------------------
                                  Title:





                               FORTY-FIFTEEN PAPIN REDEVELOPMENT CORP.

                               By:
                                      ------------------------------------
                                  Title:

                               INTERIORS ACQUISITION CORP.

                               By:
                                      ------------------------------------
                                  Title:




                               KOF-CT ACQUISITION CORP.


                               By:
                                      ------------------------------------
                                  Title:





                               KENTWOOD OFFICE FURNITURE, INC.


                               By:
                                      ------------------------------------
                                  Title:





                               MCWHORTER'S, INC.


                               By:
                                      ------------------------------------
                                  Title:





                               MODERN FOOD SYSTEMS, INC.


                               By:
                                      ------------------------------------
                                  Title:





                               MODERN VENDING, INC.


                               By:
                                      ------------------------------------
                                  Title:

                               OE ACQUISITION CORP.


                               By:
                                      ------------------------------------
                                  Title:




                               REWORK ACQUISITION, CORP.


                               By:
                                      ------------------------------------
                                  Title:




                               SLETTEN VENDING SERVICE, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               THE SYSTEMS HOUSE, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, CHICAGO DISTRICT, LLC


                               By:
                                      ------------------------------------
                                  Title:

                               US OFFICE PRODUCTS, COLORADO DISTRICT, LLC


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, FLORIDA DISTRICT, LLC


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, GEORGIA DISTRICT, LLC


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, MID-ATLANTIC DISTRICT, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, MID-SOUTH DISTRICT, INC.


                               By:
                                      ------------------------------------
                                  Title:

                               US OFFICE PRODUCTS, NORTH ATLANTIC DISTRICT, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, NORTHWEST DISTRICT, LLC


                               By:
                                      ------------------------------------
                                  Title:




                               US OFFICE PRODUCTS, SOUTH CENTRAL DISTRICT, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               USOP HOLDING CO. OF MEXICO, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               USOP MERCHANDISING CO.


                               By:
                                      ------------------------------------
                                  Title:

                               USOPN, INC.


                               By:
                                      ------------------------------------
                                  Title:




                               VEND-RITE SERVICE, CORP.


                               By:
                                      ------------------------------------
                                  Title:

                                                             SCHEDULE D-1 TO THE
                                                          PERFECTION CERTIFICATE




                                  [Omitted]

                                                             SCHEDULE D-2 TO THE
                                                          PERFECTION CERTIFICATE



                                  [Omitted]

                                                             SCHEDULE D-3 TO THE
                                                          PERFECTION CERTIFICATE



                                  [Omitted]

                                    EXHIBIT E

                            [FORM OF LOCKBOX LETTER]

                                                          _____________ __, 2001

[NAME AND ADDRESS OF LOCKBOX BANK]

                                     RE:
                                     U.S. OFFICE PRODUCTS COMPANY

TO WHOM IT MAY CONCERN:

         WE HEREBY NOTIFY YOU THAT EFFECTIVE ___________, 2001, WE HAVE TRANSFERRED EXCLUSIVE OWNERSHIP AND CONTROL OF OUR LOCK-BOX ACCOUNT[S] NO[S]. _________________ (THE "LOCKBOX ACCOUNT[S]") MAINTAINED WITH YOU [UNDER THE TERMS OF THE [LOCKBOX AGREEMENT] ATTACHED HERETO AS EXHIBIT A] TO THE CHASE MANHATTAN BANK, AS AGENT (THE "AGENT").

         WE HEREBY IRREVOCABLY INSTRUCT YOU TO MAKE ALL PAYMENTS TO BE MADE BY YOU OUT OF OR IN CONNECTION WITH THE LOCKBOX ACCOUNT[S] (i) TO THE AGENT FOR CREDIT TO ACCOUNT NO. ___________ MAINTAINED BY IT AT ITS OFFICE AT ___________________ OR (ii) AS YOU MAY OTHERWISE BE INSTRUCTED BY THE AGENT.

         WE ALSO HEREBY NOTIFY YOU THAT THE AGENT SHALL BE IRREVOCABLY ENTITLED TO EXERCISE ANY AND ALL RIGHTS IN RESPECT OF OR IN CONNECTION WITH THE LOCKBOX ACCOUNT[S], INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SPECIFY WHEN PAYMENTS ARE TO BE MADE OUT OF OR IN CONNECTION WITH THE LOCKBOX ACCOUNT[S].

         ALL FUNDS DEPOSITED INTO THE LOCKBOX ACCOUNT[S] WILL NOT BE SUBJECT TO DEDUCTIONS, SET-OFF, BANKER'S LIEN OR ANY OTHER RIGHT IN FAVOR OF ANY OTHER PERSON THAN THE AGENT, EXCEPT THAT YOU MAY SET-OFF AGAINST THE LOCKBOX ACCOUNT[S] THE FACE AMOUNT OF ANY CHECK DEPOSITED IN AND CREDITED TO SUCH LOCKBOX ACCOUNT[S] WHICH IS SUBSEQUENTLY RETURNED FOR ANY REASON. YOUR COMPENSATION FOR PROVIDING THE SERVICES CONTEMPLATED HEREIN SHALL BE AS MUTUALLY AGREED BETWEEN YOU AND US FROM TIME TO TIME AND WE WILL CONTINUE TO PAY SUCH COMPENSATION.

         PLEASE CONFIRM YOUR ACKNOWLEDGMENT OF AND AGREEMENT TO THE FOREGOING INSTRUCTIONS BY SIGNING IN THE SPACE PROVIDED BELOW.

                                            VERY TRULY YOURS,

                                            U.S. OFFICE PRODUCTS COMPANY




                                            BY:
                                               --------------------------------

                                                 NAME:

                                                 TITLE:


ACKNOWLEDGED AND AGREED TO AS OF THIS ____ DAY OF ______, 2001.

[LOCKBOX BANK]




BY:                                 ]
   --------------------------------
     NAME:
     TITLE:

                                                          SCHEDULE 1 TO SECURITY
                                                            AND PLEDGE AGREEMENT

                       DESCRIPTION OF PLEDGED SECURITIES


BINDERY SYSTEMS, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: US OFFICE PRODUCTS, NORTHWEST DISTRICT, LLC

CENTRAL TEXAS OFFICE PRODUCTS, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

DULWORTH OFFICE FURNITURE COMPANY
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

FORTY-FIFTEEN PAPIN REDEVELOPMENT CORPORATION
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: US OFFICE PRODUCTS, CHICAGO DISTRICT, LLC

INTERIORS ACQUISITION CORP.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 100.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 100.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

KOF-CT ACQUISITION CORPORATION
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: .01
NUMBER OUTSTANDING: 1,000.00
STOCKHOLDER: U.S. OFFICE PRODUCTS COMPANY

STOCKHOLDER: U.S. OFFICE PRODUCTS COMPANY

KENTWOOD OFFICE FURNITURE, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDERS: U.S. OFFICE PRODUCTS COMPANY

MAIL BOXES ETC.
STOCK TYPE:  COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER:  U.S. OFFICE PRODUCTS COMPANY

MCWHORTER'S , INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY
1,000.00

MODERN FOOD SYSTEMS, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDERS
NUMBER OF SHARES U.S. OFFICE PRODUCTS COMPANY

MODERN VENDING, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDERS: U.S. OFFICE PRODUCTS COMPANY

OE ACQUISITION CORP.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: .01
NUMBER OUTSTANDING: 1,000.00
STOCKHOLDER: U.S. OFFICE PRODUCTS COMPANY

REWORK ACQUISITION CORP.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: $0.01
NUMBER OUTSTANDING: 100.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

SLETTEN VENDING SERVICE, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

THE SYSTEMS HOUSE, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, MID-ATLANTIC DISTRICT, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, MID-SOUTH DISTRICT, INC.
STOCK TYPE: COMMON VOTING
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, NORTH ATLANTIC DISTRICT, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, SOUTH CENTRAL DISTRICT, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDERS: U.S. OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, CHICAGO DISTRICT, LLC
STOCK TYPE:  MEMBERSHIP INTEREST
MEMBER:  US OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, COLORADO DISTRICT, LLC
STOCK TYPE:  MEMBERSHIP INTEREST
MEMBER:  US OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, FLORIDA DISTRICT, LLC
STOCK TYPE:  MEMBERSHIP INTEREST
MEMBER:  US OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, GEORGIA DISTRICT, LLC
STOCK TYPE:  MEMBERSHIP INTEREST
MEMBER:  US OFFICE PRODUCTS COMPANY

US OFFICE PRODUCTS, NORTHWEST DISTRICT, LLC
STOCK TYPE:  MEMBERSHIP INTEREST
MEMBER:  US OFFICE PRODUCTS COMPANY

USOP HOLDING CO. OF MEXICO, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: .01
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

USOP MERCHANDISING COMPANY
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDER: U.S. OFFICE PRODUCTS COMPANY

USOPN, INC.
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
SHAREHOLDERS: USOP MERCHANDISING COMPANY 58.00%; U.S. OFFICE PRODUCTS COMPANY 42.00%

VEND-RITE SERVICE CORPORATION
STOCK TYPE: COMMON
NUMBER AUTHORIZED: 1,000.00
PAR VALUE: NONE
NUMBER OUTSTANDING: 1,000.00
STOCKHOLDER: U.S. OFFICE PRODUCTS COMPANY

                                                                      SCHEDULE 2


                                  PLEDGED NOTES





                       LENDER                    BORROWER          DATE         ORIGINAL
                                                                                AMOUNT

PROMISSORY NOTE        U.S. OFFICE PRODUCTS
                       COMPANY

PROMISSORY NOTE        U.S. OFFICE PRODUCTS
                       COMPANY






LOAN AGREEMENT         U.S. OFFICE PRODUCTS
                       COMPANY

LOAN AGREEMENT         U.S. OFFICE PRODUCTS
                       COMPANY

                                                                      SCHEDULE 3


                                                               LETTERS OF CREDIT


                                                                       [Omitted]